                                                              Rule 497(e)
                                                              File No. 333-33607
NUVEEN

Mutual Funds


November 24, 1997,

as updated January 14, 1998

Prospectus

A blue chip portfolio for investors
seeking a tax-efficient way to build
and sustain wealth.



[PHOTO OF SMILING PEOPLE]



Nuveen
Rittenhouse
Growth Fund

                    Nuveen Rittenhouse Growth Fund

                    NOVEMBER 24, 1997,

                    AS UPDATED JANUARY 14, 1998

                    PROSPECTUS

                    The NUVEEN RITTENHOUSE GROWTH FUND (the "Fund") is a mutual fund that seeks to provide long-term growth of capital by investing in a diversified portfolio con-sisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and divi-dend growth. The Fund's portfolio manager is Ritten-house Financial Services, Inc. ("Rittenhouse"), a wholly-owned subsidiary of The John Nuveen Company.

                    The Fund offers you Flexible Purchase Options, which provide the flexibility to purchase Fund shares in the same manner you typically make other mutual fund in-vestments. You may choose from one of four alternative classes of Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. Your financial adviser will be able to assist you in determining which share class is best for you. See "Flexible Purchase Options," "How to Buy Fund Shares" and "Summary of Fund Expenses."

                    The Fund is a series of Nuveen Investment Trust II (the "Trust"). This Prospectus contains information you should know before investing in the Fund. Please retain it for future reference. You can find more de-tailed information about the Fund in the Statement of Additional Information dated November 24, 1997, up-dated January 14, 1998, and which may be amended from time to time. For a free copy of this Statement, write to the Nuveen Mutual Funds, 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen at (800) 621-7227. The Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Commission maintains a Web site (http://www.sec.gov) where you can obtain all in-formation about the Fund filed electronically with the Commission, including the Statement.

                    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    CONTENTS

                       2  SUMMARY OF FUND EXPENSES
                       3  SUMMARY INFORMATION ABOUT THE FUND
                       3  Investment Objective
                       3  How the Fund Pursues its Objective
                       3  Performance of the Portfolio Manager
                       4  How to Determine if the Fund is Right for You
                       4  Fund Features and Benefits
                       5  Risks and Special Considerations
                       5  Who is Responsible for the Operation of the Fund?
                       5 ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS 7 FLEXIBLE PURCHASE OPTIONS
                       8  HOW TO BUY FUND SHARES
                      14  DISTRIBUTION AND SERVICE PLAN
                      14  HOW TO REDEEM FUND SHARES
                      16  MANAGEMENT OF THE FUND
                      17  HOW THE FUND SHOWS PERFORMANCE
                      17  DISTRIBUTIONS AND TAXES
                      17  NET ASSET VALUE
                      18  GENERAL INFORMATION

                                      ---

SUMMARY OF FUND EXPENSES

The purpose of the tables below is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. The percentages shown are estimated for the current fiscal year. Actual fees and expenses may be greater or less than those shown. An example of how the ex-penses work follows these tables.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENT OF OFFERING
PRICE)(/1/)                       CLASS A    CLASS B    CLASS C    CLASS R(/2/)
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
Purchases                         5.25%(/3/)  None       None       None
Maximum Sales Charge Imposed on
Reinvested Dividends               None       None       None       None
Exchange Fees                      None       None       None       None
Deferred Sales Charge
(as a percentage of lesser
of purchase price or
redemption proceeds)               None(/4/)    5%(/5/)    1%(/6/)  None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENT OF AVERAGE DAILY
NET ASSETS)                       CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------------
Management Fees                      .85%       .85%       .85%       .85%
Rule 12b-1 Fees(/7/)                 .25%      1.00%      1.00%       None
Other Operating Expenses
(after reimbursement)(/8/)           .25%       .25%       .25%       .25%
-------------------------------------------------------------------------------
Total Expenses                      1.35%      2.10%      2.10%      1.10%
-------------------------------------------------------------------------------

EXAMPLE*
For the Fund, you would pay the following expenses on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemp-tion at the end of each time period:

--------------------------------------------------------------------------------------------------------
                                      1 YEAR                                                     3 YEARS
--------------------------------------------------------------------------------------------------------
Class A                               $66                                                        $93
Class B**                             $61                                                        $97
Class C***                            $21                                                        $66
Class R                               $11                                                        $35
--------------------------------------------------------------------------------------------------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

(2) Class R Shares are available for purchase only under certain limited cir-cumstances, or by specified classes of investors. See "How to Buy Fund Shares--Class R Shares."

(3) Reduced sales charges apply to purchases of $50,000 or more. See "How to Buy Fund Shares--Class A Shares."

(4) Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge of up to 1% if redeemed within 18 months after purchase. See "How to Buy Fund Shares--Class A Shares."

(5) Class B Shares redeemed within six years of purchase are subject to a con-tingent deferred sales charge of 5% during the first year, 4% during the second and third years, 3% during the fourth year, 2% during the fifth year, and 1% during the sixth year.

(6) Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(7) Class A, Class B and Class C Shares are subject to an annual service fee of .25% of the average daily net assets to compensate Authorized Dealers for ongoing account services. In addition, Class B and Class C Shares are subject to annual distribution fees of .75% of the average daily net as-sets to reimburse Nuveen for costs in connection with the sale of Fund shares. See "Distribution and Service Plan." Long-term holders of Class B and Class C Shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the Na-tional Association of Securities Dealers Conduct Rules.

(8) The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent Total Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares. Absent expense reimbursement, "Other Operating Expenses" and "Total Ex-penses" are estimated to be .35% and 1.20% respectively.

* THIS EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THIS EXAM-PLE. THIS EXAMPLE ASSUMES THAT THE PERCENTAGE AMOUNTS LISTED UNDER ANNUAL OPERATING EXPENSES REMAIN THE SAME IN EACH OF THE PERIODS. FOR ADDITIONAL INFORMATION ABOUT THE FUND'S FEES AND EXPENSES, SEE "DISTRIBUTION AND SERV-ICE PLAN" AND "MANAGEMENT OF THE FUND."

** Assumes that the shareholder redeemed at the end of each holding period and the contingent deferred sales charge was applied as follows: 1 year (4%), and 3 years (3%). If instead the shareholder had redeemed prior to the end of each holding period, the expenses would have been as follows: 1 year $70 and 3 years $107. See "How to Buy Fund Shares--Class B Shares."

*** Assumes that the shareholder redeemed at the end of the first year and the contingent deferred sales charge was not applicable for any of the periods shown. If instead the shareholder had redeemed before the end of the first year, the expenses in the first year would have been $31. See "How to Buy Fund Shares--Class C Shares."

                                      ---

SUMMARY INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE


The Fund seeks to provide long-term growth of capital by investing in a diver-sified portfolio consisting primarily of equity securities traded in U.S. se-curities markets of large capitalization companies that have a history of con-sistent earnings and dividend growth. The investment objective may not be changed without shareholder approval. There is no assurance that this objec-tive will be realized.

HOW THE FUND PURSUES ITS OBJECTIVE


The Fund invests primarily in equity securities traded in U.S. securities mar-kets of large capitalization companies that have a history of consistent earn-ings and dividend growth ("blue chip companies"). Blue chip companies are gen-erally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership posi-tion and superior management structure. As a result, blue chip companies have historically exhibited less investment risk and price volatility than compa-nies lacking these high-quality characteristics. In addition, the large market of publicly-held shares for these companies and substantial daily trading vol-ume create a relatively high degree of liquidity for their stocks. The Fund will ordinarily invest at least 65% of its total assets in the equity securi-ties of blue chip companies.

From the universe of all equity securities traded in U.S. securities markets, Rittenhouse first identifies stocks of those large-capitalization companies (i.e. companies with an aggregate market capitalization of at least $5 billion under current market conditions) that have a financial strength rating of A or better by Standard & Poor's or Value Line and a history of consistent, pre-dictable earnings and dividend growth. Rittenhouse then selects the industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to identify the companies within these industries that have a demonstrated leadership position and offer sustained growth opportunities at reasonable valuations relative to historical levels. The 25 to 50 stocks that Rittenhouse believes represent the best mix of sustained growth opportunities at reasonable valuations are selected for the fund's portfolio. For additional information regarding the Fund's portfolio investments, see "Additional Infor-mation About the Fund's Investments."

Certain of the Fund's investment policies are designed to reduce taxable dis-tributions with a view toward enhancing the Fund's after-tax returns. Because the Fund invests in stocks with low dividend yields, the Fund expects to dis-tribute relatively little, if any, taxable dividend income. The Fund antici-pates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long holding periods for its investments. When a stock is sold, Rittenhouse will seek to minimize gains re-alized by selling shares with the highest cost basis first and, where consis-tent with the Fund's investment objective, offsetting gains with capital losses realized from the sale of other stocks in the Fund's portfolio.

PERFORMANCE OF THE PORTFOLIO MANAGER

The Fund's portfolio manager is Rittenhouse Financial Services, Inc., a wholly owned subsidiary of the John Nuveen Company. Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 18 years of experience and approximately $10 billion in assets under management. Rittenhouse's performance results presented below reflect the gross-of-fees returns with income reinvested of the Rittenhouse Blended Equity Composite, adjusted to reflect Class A's projected annual operating expenses (without re-imbursement) as summarized in the Summary of Fund Expenses on page 2. The Rit-tenhouse Blended Equity Composite represents the composite performance as of 12/31/97 of the managed accounts, presently totalling approximately $2.9 bil-lion, as of December 31, 1997, for which Rittenhouse has served as investment adviser and that have substantially the same investment objectives and poli-cies as the Fund. These accounts are not subject to all of the same investment restrictions and distribution requirements as the Fund, which may affect Fund performance. Composite returns for 1997 are unaudited and subject to change. The Rittenhouse Blended Equity Composite performance represents past perfor-mance and should not be interpreted as indicative of future performance of the Fund.

The chart below assumes that an investor holding a $10,000 Rittenhouse invest-ment pays the maximum Class A sales charge of 5.25%. The performance results achieved by Rittenhouse would be different for a comparable Class B, C or R investment, reflecting the different sales charge and ongoing operating ex-penses of each respective class. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The current Lipper Growth Fund Index reflects the average returns with dividends reinvested of the 30 largest funds in the Lipper Growth Fund Objective. Of the 947 funds in the Lipper Growth Fund Objective as of December 31, 1997, there were 820, 311 and 181 funds, respectively, with 1-, 5- and 10-year performance records, and 116 funds with records extending from composite inception on January 1, 1983 through December 31, 1997. The returns of the Lipper Growth Fund Index do not include the effect of any sales charges that an investor will incur by pur-chasing the funds in the Lipper Growth Fund Objective directly. There can be no assurance that the Fund's future performance will be comparable to that shown below. All returns and comparisons of returns are calculated on a quar-terly basis. See "How the Fund Shows Performance" for additional information.

                                      ---

GROWTH OF A $10,000 INVESTMENT 1/83-- 12/97

                           [LINE GRAPH APPEARS HERE]

                                                  Lipper Growth       Consumer
                  Rittenhouse       S&P 500        Fund Index        Price Index
                                                                     (inflation)
1982              $  9,475          $ 10,000        $10,000            $10,000
1983              $ 12,031          $ 12,256        $12,133            $10,380
1984              $ 13,478          $ 13,024        $11,698            $10,790
1985              $ 18,505          $ 17,156        $15,223            $11,197
1986              $ 22,570          $ 20,355        $17,596            $11,323
1987              $ 23,399          $ 21,422        $18,170            $11,823
1988              $ 27,491          $ 24,971        $20,736            $12,345
1989              $ 36,368          $ 32,868        $26,432            $12,919
1990              $ 36,504          $ 31,845        $25,001            $13,708
1991              $ 48,792          $ 41,524        $34,082            $14,128
1992              $ 50,919          $ 44,682        $36,682            $14,538
1993              $ 51,736          $ 49,178        $41,074            $14,937
1994              $ 52,413          $ 49,821        $40,429            $15,337
1995              $ 71,939          $ 68,524        $53,630            $15,726
1996              $ 84,853          $ 84,248        $63,008            $16,249
1997              $111,999          $112,325        $80,705            $16,516

AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                                   COMPOSITE
                               1 YEAR           5 YEAR           10 YEAR           INCEPTION
--------------------------------------------------------------------------------------------
Rittenhouse (Offer)            29.06%           16.27%           16.43%               17.48%
Rittenhouse (NAV)              36.21%           17.53%           17.06%               17.90%
Lipper Growth Fund Index       28.08%           17.08%           16.08%               14.94%
S&P 500                        33.32%           20.21%           17.98%               17.44%

HOW TO DETERMINE IF THE FUND IS RIGHT FOR YOU


WHO SHOULD INVEST
The Fund may be a suitable investment if:

 . you are seeking a conservative growth stock fund as the core of a diversi-fied investment plan

 . you wish to build and protect wealth over time through prudent capital man-agement

 . you have a long-term investment horizon

WHO SHOULD NOT INVEST
The Fund may not be a suitable investment if:

 . you are unwilling to accept share price fluctuation, including the possibil-ity of sharp price declines

 . you have a short-term investment horizon

FUND FEATURES AND BENEFITS


LOW MINIMUM INVESTMENT
You can start your investment with a low initial purchase of $3,000 ($1,000 for a traditional or Roth Individual Retirement Account and $500 for an Educa-tion Individual Retirement Account) in a particular share class. Additional investments can be made for as little as $50. Reinvestment of Nuveen Unit Trust distributions has no purchase minimums. The share price you pay will de-pend on when Nuveen receives your order: orders received before the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, but sometimes earlier) will receive that day's share price; oth-erwise you will receive the next business day's share price. See "How to Buy Fund Shares" for more details.

FLEXIBLE PURCHASE OPTIONS
The Fund offers four classes of shares--Classes A, B, C and R. Each class of-fers a different combination of sales charges, ongoing fees, eligibility re-quirements and other features. This permits you and your financial adviser to choose the share class which best meets your investment needs. You and your adviser will want to consider:

 . the amount of your current investment

 . current holdings in the Fund

 . length of time you expect to hold the shares

 . timing and amount of any future Fund investments

 . other relevant information

See "Flexible Purchase Options," "How to Buy Fund Shares" and "How to Redeem Fund Shares" for further discussion of the Fund's flexible purchase options.

EXCHANGE PRIVILEGE
Shares of the Fund may be quickly and easily exchanged by telephone, without a sales charge, for shares of the same or equivalent class of any other Nuveen Mutual Fund or for shares of certain Nuveen money market funds. However, Class B Shares cannot be exchanged for shares of a Nuveen money market fund.

DIVIDEND REINVESTMENT
All income dividends or capital gains paid with respect to each class of shares will be reinvested automatically into additional shares of the same class without a sales charge, unless you elect to receive them in cash.

INVESTMENT OF NUVEEN UNIT TRUST DISTRIBUTIONS
Distributions from any Nuveen Unit Trust may be used to buy Class A Shares of the Fund without a sales charge.

SYSTEMATIC INVESTMENT AND WITHDRAWAL PLANS
The Fund offers a number of options to help you manage additions to, and with-drawals from, your account. These include automatic deposit, direct deposit and payroll deduction plans for adding to your account on a regular basis. If

                                      ---
you need periodic withdrawals, and own shares totaling $10,000 or more, you can arrange to have $50 or more sent directly from your account monthly, quar-terly, semi-annually or annually.

ELECTRONIC FUND TRANSFERS
Nuveen's Fund Direct lets you link your Fund account to your account at a bank or other financial institution. You may use Fund Direct to transfer money electronically between accounts, to purchase shares by phone, to invest through systematic investment, or to send payments directly to your bank ac-count.

TELEPHONE REDEMPTION
You may establish free telephone redemption privileges for your account.

EASY LIQUIDITY
You may redeem all or some of your Fund shares on any business day at the then net asset value. Class B and Class C Shares, as well as certain Class A pur-chases at net asset value, may be subject to a contingent deferred sales charge upon redemption. See "How to Redeem Fund Shares."

RISKS AND SPECIAL CONSIDERATIONS


You should consider certain other factors about the Fund before investing. While stocks over time have provided superior long-term growth potential, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Accordingly, the Fund should be considered a long-term investment, designed to provide the best results when held for a multi-year period. The Fund may not be a suitable investment if you have a short-term in-vestment horizon or are unwilling to accept fluctuations in share price, in-cluding significant declines over a given period. In addition, investments by the Fund in equity securities of foreign companies involve opportunities and risks not typically associated with investing in U.S. companies. There are special risks associated with options and futures transactions. See "Addi-tional Information About the Fund's Investments."

WHO IS RESPONSIBLE FOR THE OPERATION OF THE FUND?


The following organizations work together to provide the services and features offered by the Fund:

--------------------------------------------------------------------------------------
ORGANIZATION                   FUNCTION                        DUTIES
--------------------------------------------------------------------------------------
John Nuveen & Co.              Fund Sponsor                    Sponsors and manages
Incorporated                   and Principal                   the offering of Fund
("Nuveen")                     Underwriter                     shares
Nuveen Institutional           Fund Manager                    Oversees the Fund's
Advisory Corp.                                                 portfolio manager,
("NIAC")                                                       manages the Fund's
                                                               business affairs and
                                                               provides day-to-day
                                                               administrative services
                                                               to the Fund

Rittenhouse Financial        Portfolio Manager                Manages the Fund's
Services, Inc.                                                investment portfolio
("Rittenhouse")
Shareholder Services,        Transfer Agent;                  Maintains shareholder
Inc. ("SSI")                 Shareholder Services             accounts, handles
                             Agent; Dividend                  share redemptions and
                             Paying Agent                     exchanges and dividend
                                                              payments
The Chase Manhattan          Custodian                        Maintains custody of
Bank ("Chase")                                                the Fund's investments
                                                              and provides certain
                                                              accounting services
                                                              to the Fund
------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

HOW THE FUND SELECTS INVESTMENTS
The Fund invests primarily in equity securities traded in U.S. securities mar-kets of large capitalization companies that have a history of consistent earn-ings and dividend growth. "Traded in U.S. securities markets" means listed on one or more U.S. exchanges or quoted on the Nasdaq National Market. Blue chip companies are generally characterized by their substantial capitalization, es-tablished history of earnings and dividends, ready access to credit, good in-dustry position and superior management structure. As a result, blue chip com-panies have historically exhibited less investment risk and price volatility than companies lacking these high-quality characteristics. In addition, the large market of publicly-held shares for these companies and substantial daily trading volume create a relatively high degree of liquidity for their stocks.

From the universe of all equity securities traded in U.S. securities markets, Rittenhouse first identifies stocks of those large-capitalization companies (i.e. companies with an aggregate market capitalization of at least $5 billion under current market conditions) that have a financial strength rating of A or better by Standard & Poor's or Value Line and a history of consistent, pre-dictable earnings and dividend growth. Rittenhouse then selects the industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to identify the companies within these industries that have a demonstrated leadership position and offer sustained growth opportunities at reasonable valuations relative to historical levels. The 25 to 50 stocks that Rittenhouse believes represent the best mix of sustained growth opportunities at reasonable valuations are selected for the fund's portfolio.

                                      ---

EQUITY SECURITIES
Under normal market conditions, the Fund invests primarily in equity securi-ties of blue chip companies ("Equity Securities"). Equity Securities include common stocks; preferred stocks; warrants to purchase common stocks or pre-ferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity character-istics. The Fund expects to be substantially fully invested in Equity Securi-ties under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to pur-chase common stock.

Convertible securities must be rated A or higher by Moody's Investors Service ("Moody's") or A or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). A general description of ratings may be found in the Statement of Additional Information.

In addition, the Fund may invest up to 15% of its net assets in equity securi-ties of foreign issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depository Re-ceipts ("ADRs"), described later in this section.

FIXED-INCOME SECURITIES
When Rittenhouse believes that market conditions warrant a temporary defensive position, or in order to keep cash on hand fully invested, the Fund may invest without limitation in cash equivalents and short-term fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P, and having a maturity of one year or less. Such securi-ties include, without limitation, the following: U.S. government securities that are either issued or guaranteed by the U.S. Treasury or by U.S. govern-mental agencies or instrumentalities; certificates of deposit; bank time de-posits; bankers' acceptances; commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of de-posit and bankers acceptances.

A repurchase agreement is a contract under which the Fund would acquire a se-curity for a relatively short period, and the seller would agree to buy back such security at a fixed price and time. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

WHEN-ISSUED SECURITIES
In order to lock in a fixed price on a security it intends to purchase, the Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a fu-ture date, generally within 45 days. During the period between the purchase and settlement, no interest or dividends are earned on the When-Issued Securi-ty, although the Fund continues to earn income on the assets that will be used to pay for the security. The Fund will segregate and maintain assets having a value at least equal to the amount of outstanding commitments for When-Issued Securities at all times. Such securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

SECURITIES OF FOREIGN ISSUERS
The Fund may invest up to 15% of its net assets in equity securities of for-eign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in American Depository Receipts ("ADRs") or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Neither U.S. exchange listing or Nasdaq quo-tation nor ADRs eliminate all the risks inherent in investing in foreign is-suers, such as changes in foreign currency exchange rates. However, by invest-ing in securities of foreign issuers traded in U.S. securities markets and ADRs, rather than directly in foreign issuers' stock traded in foreign mar-kets, the Fund avoids currency risks during the settlement period. The foreign issuers in which the Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in investments in U.S. issuers and listed on U.S. exchanges.

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Some ADRs may not be sponsored by the issuer. ADRs are affected by the fact that in many countries there is less publicly available information about is-suers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

CERTAIN INVESTMENT STRATEGIES AND LIMITATIONS
The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund's options and futures trans-actions may include in-

                                      ---
struments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will only engage in futures and options transactions that, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging and will not enter into such transac-tions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into options and futures transactions if more than 30% of the Fund's net assets would be committed to such instruments.

The ability of the Fund to benefit from options and futures is largely depen-dent upon Rittenhouse's ability to correctly use such instruments, which may involve skills different from those associated with managing securities gener-ally. The Fund could lose money on a futures transaction or an option could expire worthless, in addition to the Fund suffering a loss on the value of its portfolio assets. For a further discussion of options and futures transac-tions, please see the Statement of Additional Information.

The Fund may invest up to 15% of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the dispo-sition of which is restricted under the federal securities laws); securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

PORTFOLIO TURNOVER
The Fund anticipates that its annual portfolio turnover rate will be between 20% and 30% under normal market conditions, and will generally not exceed 50%.

OTHER INVESTMENT POLICIES AND RESTRICTIONS
The Fund will not invest more than 5% of its net assets in any one of the fol-lowing types of investments: warrants; and transactions in short sales against the box. In addition, the Fund has adopted several restrictions on the invest-ments and other activities of the Fund that may not be changed without share-holder approval. For example, the Fund may not:

 . With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 . Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of in-vestments) and (ii) engage in other transactions permissible under the In-vestment Company Act of 1940 that may involve a borrowing (such as investing in When-Issued Securities or certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabil-ities (other than borrowings).

Except for the restriction on borrowing, if a percentage restriction is ad-hered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the value of assets will not be considered a violation.

Except as specifically noted above or in the Statement of Additional Informa-tion, the Fund's investment policies are not fundamental and may be changed without shareholder approval. For a more complete description of investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer you four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements, and other fea-tures. The Fund's Flexible Purchase Options are designed to permit you and your financial adviser to choose the method of purchasing shares that you be-lieve is most beneficial given the amount of your investment, any current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances. A summary of the four classes of Fund shares is set forth below:

-----------------------------------------------------------------------------
                                CONTINGENT                             ANNUAL
                                  DEFERRED        ANNUAL 12B-1          12B-1
              UP-FRONT        SALES CHARGE        DISTRIBUTION        SERVICE
          SALES CHARGE            ("CDSC")                 FEE            FEE
-----------------------------------------------------------------------------
Class A          5.25%(/1/)           None(/2/)           None           .25%
Class B           None                  5%(/3/)           .75%(/4/)      .25%
Class C           None                  1%(/5/)           .75%           .25%
Class R           None                None                None           None
-----------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-front sales charge may be reduced or waived for certain pur-chases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years, which reduces the ongoing expenses borne by an investor.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

For more information regarding features of each class, see "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution and Service Plan" below.

When you purchase Class A Shares, you will normally pay an up-front sales charge. As a result, you will have less money invested initially and you will own fewer Class A Shares than you would in the absence of an up-front sales charge. Alternatively, when you purchase Class B or Class C Shares, you will not pay an up-front sales charge and all of your monies will be fully invested at the time of purchase. However, Class B and Class C Shares are subject to an annual distribution fee

                                      ---
which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge. In addition, Class B Shares when redeemed are subject to a CDSC, which will vary depending on the length of time you owned your shares. Class B Shares automatically convert to Class A Shares eight years af-ter purchase in order to limit the distribution fees you pay over the life of your investment. Class C Shares are subject to a CDSC of 1% if redeemed within 12 months of purchase. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years. Class A, Class B and Class C Shares are subject to annual service fees, which are identical in amount and are used to compensate Authorized Dealers for providing you with ongoing account services. You may qualify for a reduced sales charge or a sales charge waiver on a pur-chase of Class A Shares, although there may be a CDSC imposed on redemption of certain purchases at net asset value without an up-front sales charge, as de-scribed under "How the Class A Sales Charge May Be Reduced or Waived." Class R Shares are available for purchase at a price equal to their net asset value, but only under certain circumstances or for certain categories of investors, as described below under "How to Buy Fund Shares--Class R Shares."

In deciding whether to purchase Class A, Class B, Class C or Class R Shares, you should consider all relevant factors, including the dollar amount of your purchase, any current holdings of Fund shares, the length of time you expect to hold the shares and whether a CDSC would apply, the amount of any applica-ble up-front sales charge, the amount of any applicable distribution or serv-ice fees that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction, and the relative level of services that your financial adviser may provide to different classes. Authorized Dealers and other persons distributing the Fund's shares may receive different compensa-tion for selling different classes of shares.

Each class of shares represents an interest in the same portfolio of invest-ments. Each class of shares is identical in all respects except that each class has its own sales charge structure, each class bears its own class ex-penses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, Class B Shares are subject to a conversion feature. As a result of the differences in the expenses borne by each class of shares, and differences in the purchase and redemption activity for each class, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Deal-ers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels. Furthermore, Nuveen may from time to time provide additional promotional support and make additional reallowances only to certain Autho-rized Dealers who sell or are expected to sell certain minimum amounts of the Fund or other Nuveen Mutual Funds and Nuveen Unit Trusts during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Autho-rized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Under certain circumstances, Nuveen may also make ongoing payments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including payments for advertising.

Such reimbursement will be based on the levels of sales of Nuveen Fund shares and Nuveen Unit Trust units sold during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the ap-plicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

HOW TO BUY FUND SHARES

CLASS A SHARES
You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth below. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below under "How the Class A Sales Charge May Be Reduced or Waived." Class A Shares are also subject to an annual service fee of .25%. See "Flexible Purchase Op-tions" and "Distribution and Service Plan."

The up-front sales charge schedule for Class A Shares is as follows:

-----------------------------------------------------------------------------------
                                             SALES CHARGE          REALLOWANCE
                          SALES CHARGE            AS % OF              AS % OF
                        AS % OF PUBLIC         NET AMOUNT               PUBLIC
 AMOUNT OF PURCHASE     OFFERING PRICE           INVESTED       OFFERING PRICE
-----------------------------------------------------------------------------------
Less than $50,000                5.25%              5.54%                5.00%
$50,000 but less
than $100,000                    4.25%              4.44%                4.00%
$100,000 but less
than $250,000                    3.50%              3.63%                3.25%
$250,000 but less
than $500,000                    2.75%              2.83%                2.50%
$500,000 but less
than $1,000,000                  2.00%              2.04%                1.75%
$1,000,000 and over              0.00%              0.00%                0.00%(/1/)
-----------------------------------------------------------------------------------

(1) Authorized Dealers are eligible to receive a commission from Nuveen as discussed below.


                                      ---

Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on such Class A Share purchases a sales commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5.0 million. If such shares are redeemed within 18 months of purchase, a CDSC of 1% of the lower of the purchase price or the redemption proceeds may be imposed upon the redemption. Shares purchased by investors in-vesting $1 million or more who have made arrangements with Nuveen and whose dealer of record waived the commission are not subject to the CDSC.

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown above to Authorized Dealers. Authorized Dealers are eligible to receive the entire Class A sales charge as a reallowance for pur-chases made between January 28, 1998 and March 26, 1998. See "Flexible Pur-chase Options" for more information about reallowances and other compensation to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

HOW THE CLASS A SALES CHARGE MAY BE REDUCED OR WAIVED
There are several ways to reduce or eliminate the up-front sales charge:

 . cumulative discount;

 . letter of intent;

 . purchases with monies representing distributions from Nuveen-sponsored Unit
  Trusts;

 . group purchase programs;

 . reinvestment of redemption proceeds from non-affiliated funds;

 . special sales charge waivers for certain categories of investors; and

 . purchases through certain eligible employer-sponsored retirement plans.

You may qualify for a reduced sales charge as shown above on a purchase of Class A Shares if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or units of a Nuveen Unit Trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the table. You or your financial adviser need to notify Nuveen or SSI of any cumulative discount level you have achieved at the time you purchase your shares.

You may qualify for a reduced sales charge on a purchase of Class A Shares if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown above. In order to take advantage of this option, you need to complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to SSI a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your invest-ment program, but you will receive a reduced sales charge only on new Class A Shares you purchase over that period. You cannot count Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Unit Trust or otherwise, towards completion of your Letter of Intent program.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your ac-count. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the to-tal purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the re-quired payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

                                      ---

You or your financial adviser need to notify Nuveen or SSI whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

You may purchase Class A Shares without an up-front sales charge if you are investing distributions from a Nuveen Unit Trust. There is no initial or sub-sequent minimum investment requirement for such purchases.

If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative re-quirements relating to its group purchases.

Under any group purchase program, the minimum monthly investment in Class A Shares of any particular fund or portfolio by each participant is $50 and the minimum initial investment in Class A Shares of any particular fund or portfo-lio for each participant in the program is $3,000. No certificates will be is-sued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No par-ticipant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out special application materials, which the group administra-tor may obtain from the group's financial adviser by checking the applicable box on the enclosed Application Form or by calling SSI at

(800) 621-7227. See the Statement of Additional Information for more complete information about "qualified groups" and group purchase programs.

Participants in eligible employer-sponsored qualified defined contribution re-tirement plans may purchase Class A Shares at net asset value without a sales charge. Authorized Dealers are eligible to receive a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. A contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless the Authorized Dealer waived the sales commission. See the Statement of Additional Information for further information.

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You need to provide ap-propriate documentation that the redemption occurred not more than 1 year prior to the reinvestment of the proceeds in Class A Shares, and that you ei-ther paid an up-front sales charge or were subject to a contingent deferred sales charge upon the redemption of the shares of the other investment compa-ny.

Class A Shares of the Fund may be purchased at net asset value without a sales charge by: officers, trustees and past trustees of the Trust or any Nuveen-sponsored registered investment company; bona fide, full-time and retired em-ployees of Nuveen, Rittenhouse or Rittenhouse Trust Company, any parent com-pany of Nuveen, and subsidiaries of those companies, or their immediate family members (as defined below); any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their im-mediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affili-ates, or their immediate family members; bank or broker-affiliated trust de-partments meeting certain criteria; investors purchasing on a periodic, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special categories and their eligibility requirements, please consult your financial adviser or consult the Statement of Additional Information, or call Nuveen at (800) 621-7227.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your fi-nancial adviser need to notify Nuveen or SSI whenever you make a purchase of Class A Shares that you wish to be covered under these special sales charge waivers. All of the above categories of investors are also eligible to pur-chase Class R Shares, as described below under "Class R Shares." Finally, Class A Shares may be issued at net asset value without a sales charge in con-nection with the acquisition by the Fund of another investment company.

GENERAL
In determining the amount of your purchases of Class A Shares that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust estate or fidu-ciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase pro-gram as described above.

The reduced sales charge programs may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

FOR MORE INFORMATION ABOUT THE PURCHASE OF CLASS A SHARES OR REDUCED SALES CHARGE PROGRAMS, OR TO OBTAIN THE REQUIRED APPLICATION FORMS, CALL NUVEEN AT
(800) 621-7227.

                                      ---

CLASS B SHARES
You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are sub-ject to an annual distribution fee to compensate Nuveen for its costs in con-nection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares within a speci-fied period after purchase, as shown in the table below. See "Flexible Pur-chase Options" and "Distribution and Service Plan." Nuveen compensates Autho-rized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales com-mission of 3.75% plus an advance on the first year's annual service fee of
 .25%.

If redeemed prior to the end of the sixth year after purchase, Class B Shares may be subject to a CDSC, as set forth below:

------------------------------------------------------------------------------
     YEARS SINCE PURCHASE                                                 CDSC
------------------------------------------------------------------------------
             0-1                                                           5%
             1-2                                                           4%
             2-3                                                           4%
             3-4                                                           3%
             4-5                                                           2%
             5-6                                                           1%
------------------------------------------------------------------------------

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. For more information regarding the imposition of the CDSC, see "How to Redeem Fund Shares--Class B Shares," below.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net as-set value without the imposition of any sales load, fee, or other charge, so that the value of your account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares ac-quired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the con-tinuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES
You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which repre-sents a sales commission of .75% plus an advance on the first year's annual service fee of .25%. See "Flexible Purchase Options" and "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. See "How to Redeem Fund Shares--Class C Shares."

CLASS R SHARES
If you are making an initial purchase of $1 million or more of Fund shares in a single transaction, you may purchase Class R shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge or ongoing distribution or service fees. You also may purchase Class R Shares if you are within the following specified categories of invest-ors who are eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, trustees and past trustees of the Trust or any Nuveen-sponsored registered investment company; bona fide, full-time and retired employees of Nuveen, Rittenhouse or Rittenhouse Trust Company, any parent company of Nuveen, and subsidiaries of those companies, or their imme-diate family members (as defined above); any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding com-panies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members; bank or broker-affiliated trust departments meeting certain criteria; investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer spon-sored mutual fund purchase program; and clients of investment advisers, finan-cial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special catego-ries and their eligibility requirements, please consult your financial adviser or the Statement of Additional Information, or call Nuveen at (800) 621-7227.

                                      ---

If you are eligible to purchase either Class R Shares or Class A Shares with-out a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES
You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen at (800) 621-7227. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Ritten-house Growth Fund, Class [A], [B], [C], [R]," delivered to the financial ad-viser through whom the investment is to be made for forwarding to the Fund's shareholder services agent, SSI. When making your initial investment, you must also furnish the information necessary to establish your Fund account by com-pleting and enclosing with your payment the attached Application Form. After your initial investment, you may make subsequent purchases at any time by for-warding to your financial adviser or SSI a check in the amount of your pur-chase made payable to "Nuveen Rittenhouse Growth Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of this Prospectus. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be acceptable. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen at (800) 621-7227.

PURCHASE PRICE
The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," below for a description of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS
Generally, your first purchase of any class of the Fund's shares needs to be for $3,000 or more ($1,000 or more for a traditional or Roth Individual Re-tirement Account and $500 for an Education Individual Retirement Account). Ad-ditional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. Reinvestment of Nuveen unit trust distribu-tions has no purchase minimums.

SYSTEMATIC INVESTMENT PROGRAMS
The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly fol-lowed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not as-sure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing SSI to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Systematic Investment Plan, check the applicable box on the enclosed Applica-tion Form or call Nuveen at (800) 621-7227.

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Ap-plication Form or call Nuveen at (800) 621-7227.

OTHER SHAREHOLDER PROGRAMS
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value with-out a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. Class A Shares, Class C Shares or Class R

                                      ---

Shares may be exchanged for shares of any Nuveen money market fund, but Class B Shares may not be exchanged for shares of a Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not ex-actly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be accept-able to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the enclosed Application Form or by calling Nuveen at (800) 621-7227 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

The exchange privilege is not intended to permit the Fund to be used as a ve-hicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the ap-propriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the tim-ing, the amount of the reinvestment and the fund from which the redemption oc-curred.

You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through a Sys-tematic Investment Plan, and sending dividends, distributions, redemption pay-ments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details, or call SSI at (800) 621-7227 for more information.

Fund Direct privileges may be requested via an Application you obtain by call-ing (800) 621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless and until SSI receives written instruc-tions terminating or changing those privileges. After you establish Fund Di-rect for your account, any change of bank account information must be made by signature-guaranteed instructions to SSI signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone rep-resentative, call SSI at (800) 621-7227. The purchase payment will be debited from your bank account.

FOR MORE INFORMATION ABOUT THESE PURCHASE OPTIONS AND TO OBTAIN THE APPLICATION FORMS REQUIRED FOR SOME OF THEM, CALL NUVEEN AT (800) 621-7227.

ADDITIONAL INFORMATION
If you choose to invest in the Fund, an account will be opened and maintained for you by SSI, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to SSI, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any pur-chase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial ad-viser's firm can only be made by an order in good form from the financial ad-viser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to mini-mize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

Subject to the rules and regulations of the Securities and Exchange Commis-sion, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption as described below.

                                      ---

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B and Class C Shares are subject to an annual distribution fee and Class A, Class B and Class C Shares are subject to an annual service fee. Class R Shares are not subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in con-nection with the distribution of such Shares. The distribution fee primarily reimburses Nuveen for providing compensation to Authorized Dealers, including Nuveen, either at the time of sale or on an ongoing basis. The other expenses for which Nuveen may be reimbursed include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any other distribution-related expenses that may be autho-rized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B and Class C Shares under the Plan will be paid to Nuveen to compensate Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to share-holders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal serv-ices to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the aver-age daily net assets of Class B Shares as a service fee under the Plan appli-cable to Class B Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

HOW TO REDEEM FUND SHARES

You may redeem your Fund shares at any time for cash at the net asset value next computed after the redemption instructions and any required documents and certificates are received in proper form, as described below. There is no charge for the redemption of Class R Shares.

CLASS A SHARES
Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A purchases of $1 million or more at net asset value, where the dealer of record has not waived the sales commission, a CDSC of 1% is imposed on any redemptions within 18 months of purchase.

CLASS B SHARES
Class B Shares redeemed within 6 years of purchase may be subject to a CDSC. The level of the CDSC is determined by how long you have owned your shares, as described under "How to Buy Fund Shares--Class B Shares," above.

CLASS C SHARES
Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemptions of Class C Shares within 12 months of purchase.

OPERATION OF THE CDSC
In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then in the order in which the Class B Shares were purchased or in the reverse order in which the Class A or Class C Shares were purchased, except if another order of redemption would result in a lower charge or you specify another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In ad-dition, no CDSC will be charged on exchanges of shares into another Nuveen Mu-tual Fund or money market fund. Your holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC you pay. The CDSC may be waived under certain special circumstances, as described in the State-ment of Additional Information.

REDEMPTION PROCEDURES
You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed certificates, if issued. Requests for re-demption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a mem-ber of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly exe-cuted redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption re-quest. For accounts

                                      ---
registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at
(800) 621-7227. While you or anyone authorized by you may make telephone re-demption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to the time the Fund calculates its net asset value ("Closing Time"), which is usually 4:00 p.m. eastern time, the re-demption check will normally be mailed the next business day. For requests re-ceived after Closing Time, the redemption will be effected at Closing Time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption pro-cedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone rep-resentative or Fund Direct redemption requests by calling Nuveen at (800) 621-7227. If a redemption request is received by Closing Time, the redemption will be made as of Closing Time that day. If the redemption request is received af-ter Closing Time, the redemption will be made as of Closing Time the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordi-narily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day af-ter the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the en-closed Application Form or the Fund Direct Application Form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen at (800) 621-7227. Proceeds from elec-tronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen or SSI in order to estab-lish multiple accounts, or to change the account or accounts designated to re-ceive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Pro-gram or in such other manner as may be acceptable to the Fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as de-scribed above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its op-tion, may limit the timing, amount or frequency of these redemptions. Tele-phone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen at (800) 621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be dis-advantageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other

                                      ---
than customary weekend and holiday closings), (b) when trading on the New York Stock Exchange is restricted, or an emergency exists as determined by the Se-curities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to pur-chase sufficient shares to meet the minimum. The Fund has presently set a min-imum balance of $100 unless you have an active Nuveen unit trust reinvestment account.

MANAGEMENT OF THE FUND

The management of the Fund, including general supervision of the duties per-formed for the Fund by Nuveen Institutional Advisory Corp. ("NIAC") under the Management Agreement, is the responsibility of the Board of Trustees of the Trust.

Overall management of the Fund is the responsibility of NIAC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. NIAC oversees the manage-ment of the Fund's investment portfolio, manages the Fund's business affairs and provides certain day-to-day administrative services to the Fund. NIAC has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse manages the Fund's investment portfolio.

NIAC is a wholly-owned subsidiary of Nuveen, which has sponsored or underwrit-ten more than $60 billion of investment company securities. Nuveen, the prin-cipal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust. It is also the principal under-writer for the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liabil-ity insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee as follows:

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                              FUND MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .8500 of 1%
For the next $125 million                                          .8375 of 1%
For the next $250 million                                          .8250 of 1%
For the next $500 million                                          .8125 of 1%
For the next $1 billion                                            .8000 of 1%
For assets over $2 billion                                         .7875 of 1%
------------------------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not covered under such agreements, including, without limitation: custodial, transfer agent, accounting and legal fees; interest charges; bro-kerage commissions; organizational expenses; and extraordinary expenses. In order to prevent total operating expenses (excluding any distribution or serv-ice fee, and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of shares of the Fund for the fiscal year ended July 31, 1998, NIAC has agreed to waive all or a portion of its management fees or reimburse certain expenses of the Fund.

Rittenhouse was founded in 1979 and is located at Two Radnor Corporate Center, Radnor, PA 19087-4570. Under the Sub-Advisory Agreement, NIAC pays Rittenhouse a portfolio management fee on the Fund's average daily net asset value at an annual rate as set forth below:

------------------------------------------------------------------------------
                                                                     PORTFOLIO
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $500 million                                           .35 of 1%
For assets over $500 million                                         .30 of 1%
------------------------------------------------------------------------------

The investment decisions for the Fund are made through a team approach, with all of the Rittenhouse investment professionals contributing to the process. Rittenhouse currently maintains a staff of 20 investment professionals. Each of the Rittenhouse officers and investment professionals has developed an ex-pertise in at least one functional investment area, including equity research, strategy, quantitative research, technical research, and trading. A key ele-ment in the decision making process is a formal investment committee of all the investment professionals that meets regularly to review all Rittenhouse investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, market sec-tors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decision.

Rittenhouse provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio's transactions. In executing such transactions, Ritten-house seeks to obtain the best net results for the Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. Rittenhouse is a wholly-owned subsidiary of The John Nuveen Company.

                                      ---

HOW THE FUND SHOWS PERFORMANCE

The Fund may quote its yield or total return in reports to shareholders, sales literature and advertisements. The Fund may also from time to time compare its investment results to various passive indices or other mutual funds with simi-lar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other indus-try publications. See the Statement of Additional Information for a more de-tailed discussion.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

DISTRIBUTIONS AND TAXES

The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

For federal income tax purposes, unless you are exempt from taxation or enti-tled to a tax deferral, ALL DIVIDENDS PAID BY THE FUND THAT ARE DERIVED FROM NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAINS ARE TAXABLE AS ORDINARY INCOME, AND DISTRIBUTIONS PAID BY THE FUND FROM NET LONG-TERM CAPITAL GAINS ARE TAXABLE AS LONG-TERM CAPITAL GAIN, WHETHER RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES. The capital gain holding period for this purpose is de-termined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Investors are informed annu-ally as to the amount and nature of all dividends and capital gains paid dur-ing the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distrib-uted to you.

Income dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the pay-ment. ANY SUCH DISTRIBUTION WILL BE SUBJECT TO FEDERAL INCOME TAX, EVEN IF THE DISTRIBUTION OCCURS SHORTLY AFTER A PURCHASE OF FUND SHARES. All dividends or capital gains distributions will automatically be reinvested in additional shares of the same class of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains, or both, be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Nuveen Rittenhouse Growth Fund, c/o Share-holder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Such notice needs to be received at least 5 days prior to the record date of any dividend or capital gain distribution.

Under certain circumstances, a corporate shareholder may be entitled to a div-idends received deduction with respect to such shareholder's taxable dividends which are attributable to dividends received by the Fund on its equity securi-ties.

If you do not furnish the Fund with your correct social security number or em-ployer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. A more detailed summary appears in the Statement of Additional Information. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class is calculated by taking the fair value of the pro rata portion of the Fund's total assets at-tributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to the class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class.

In determining net asset value, expenses are accrued and applied daily and se-curities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine val-ues for normal

                                      ---
institutional-sized trading units of debt securities without regard to the ex-istence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quota-tions are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is ini-tially valued at its acquisition cost, and thereafter amortization of any dis-count or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appro-priate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

GENERAL INFORMATION

The Custodian of the assets of the Fund is The Chase Manhattan Bank ("Chase"), 4 New York Plaza, New York, New York 10004-2413. Chase also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Fund is a series of Nuveen Investment Trust II ("Trust"). The Trust is an open-end diversified management investment company under the Investment Com-pany Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be di-vided into classes of shares. Currently, the Fund is the only series autho-rized and outstanding. Shares of the Fund are divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has ex-clusive voting rights with respect to any distribution or service plan appli-cable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described above. The Board of Trustees of the Trust has the right to estab-lish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, share-holders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate in-surance existed and the Trust or Fund itself was unable to meet its obliga-tions. The Trust believes the likelihood of the occurrence of these circum-stances is remote.

                                      ---

Nuveen Family of Mutual Funds


Nuveen offers a variety of funds designed to help you reach your financial goals.
The funds below are grouped by
investment objective.


Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Tax-Free Income

National Municipal Bond Funds

Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Alabama                   Kentucky/3/                  New York/1/
Arizona                   Louisiana                    North Carolina
California/1/             Maryland                     Ohio
Colorado                  Massachusetts/1/             Pennsylvania
Connecticut               Michigan                     South Carolina
Florida/2/                Missouri                     Tennessee
Georgia                   New Jersey/2/                Virginia
Kansas                    New Mexico                   Wisconsin

1. Long-term and insured long-term portfolios.
2. Long-term and intermediate-term portfolios.
3. Long-term and limited-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com
                                                                    EPR-RIT-1.98

                                                        NOVEMBER 24, 1997,

                                               AS UPDATED JANUARY 14, 1998

NUVEEN RITTENHOUSE GROWTH FUND

NUVEEN INVESTMENT TRUST II

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Fund dated November 24, 1997, as updated January 14, 1998 and any supplements to that Prospectus.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information........................................................ B-2
Investment Policies and Restrictions....................................... B-2
Investment Policies and Techniques......................................... B-3
Management................................................................. B-12
Fund Manager and Portfolio Manager......................................... B-14
Portfolio Transactions..................................................... B-15
Net Asset Value............................................................ B-16
Tax Matters................................................................ B-16
Performance Information.................................................... B-20
Additional Information on the Purchase and Redemption of Fund Shares....... B-23
Distribution and Service Plans............................................. B-28
Independent Public Accountants and Custodian............................... B-29
Statement of Net Assets.................................................... B-30
Report of Independent Public Accountants................................... B-32
Appendix A--Ratings of Investments......................................... A-1

GENERAL INFORMATION

  Nuveen Rittenhouse Growth Fund (the "Fund") is a series of Nuveen Investment Trust II (the "Trust"), an open-end diversified management series investment company. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, the Fund is the only series of the Trust authorized and outstanding.

  Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS

  The investment objective and certain fundamental investment policies of the Fund are described in the Fund's Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

    (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

    (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

    (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

    (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

    (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

    (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

    (7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

    (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

  Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

  The foregoing fundamental investment policies, together with the investment objective of the Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

    (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

    (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

    (3) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

    (4) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

    (5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

    (6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

  The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

SHORT-TERM INVESTMENTS

 Short-Term Taxable Fixed Income Securities

  For temporary defensive purposes and to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Short-term taxable fixed income securities are defined to include, without limitation, the following:

    (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
  (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

    (2) Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

    (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

    (4) Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Rittenhouse monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Rittenhouse does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

    (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. Rittenhouse will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Rittenhouse, of comparable quality.

HEDGING STRATEGIES

 General Description of Hedging Strategies

  The Fund may engage in hedging activities. Rittenhouse may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

 Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

 General Limitations on Futures and Options Transactions

  The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

  The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

 Asset Coverage for Futures and Options Positions

  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

 Stock Index Options

  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

  A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

  The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of Rittenhouse to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

 Certain Considerations Regarding Options

  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

  The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

 Federal Income Tax Treatment of Options

  Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

  If the Fund writes options, or purchases puts that are subject to the loss deferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

  In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 index would be "nonequity options" within the meaning of Code Section 1256.

 Futures Contracts

  The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

  An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

  If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on their margin deposits.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

  Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

  There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

  A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

 Options on Futures

  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

  The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

  As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian assets equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

  The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on Rittenhouse's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts."

 Federal Income Tax Treatment of Futures Contracts

  For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

  Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 Illiquid Securities

  The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Rittenhouse the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Rittenhouse to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

 Short Sales Against the Box

  When Rittenhouse believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

 Warrants

  The Fund may invest in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities. The Fund does not intend to invest more than 5% of its net assets in warrants.

 When-Issued Securities

  The Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

  The Fund will segregate and maintain assets equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the segregated account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is currently set at six, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

NAME AND                POSITION AND                 PRINCIPAL OCCUPATIONS
ADDRESS         AGE  OFFICES WITH TRUST              DURING PAST FIVE YEARS
--------        ---  ------------------              ----------------------
Anthony T.      52  Chairman              President (since July 1996) and Director,
 Dean*               and Trustee           formerly Executive Vice President, of The
 333 W.                                    John Nuveen Company and John Nuveen & Co.
 Wacker Drive                              Incorporated; Director and President (since
 Chicago, IL                               July 1996), formerly Executive Vice
 60606                                     President (from May 1994 to July 1996) of
                                           Nuveen Institutional Advisory Corp. and
                                           Nuveen Advisory Corp.
Timothy R.      48  President and Trustee Chairman (since July 1996) and Director,
 Schwertfeger*                             formerly Executive Vice President, of The
 333 W.                                    John Nuveen Company and John Nuveen & Co.
 Wacker Drive                              Incorporated; Director (since October 1992)
 Chicago, IL                               and Chairman (since July 1996), formerly
 60606                                     Executive Vice President (from May 1994 to
                                           July 1996) of Nuveen Institutional Advisory
                                           Corp and Nuveen Advisory Corp.
James E.        66  Trustee               Business consultant; Director of Lone Star
 Bacon                                     Industries, Inc. (cement); retired.
 114 W. 4th
 Street
 New York, NY
 10036
William L.      65  Trustee               Professor, School of Medicine and the
 Kissick                                   Wharton School of Management and Chairman,
 University                                Leonard Davis Institute of Health
 of                                        Economics, University of Pennsylvania.
 Pennsylvania
 224 NEB/2L
 Philadelphia,
 PA 19104
Thomas E.       65  Trustee               Retired; previously Vice President in charge
 Leafstrand                                of Municipal Underwriting and Dealer Sales
 412 W.                                    at The Northern Trust Company.
 Franklin
 Wheaton, IL
 60187
Sheila W.       65  Trustee               President (since 1993) of Catalyst (a not-
 Wellington                                for-profit organization focusing on women's
 250 Park                                  leadership development in business and the
 Avenue                                    professions).
 New York, NY
 10003
Bruce P.        57  Executive Vice        Executive Vice President of John Nuveen &
 Bedford             President             Co. Incorporated, Nuveen Advisory Corp. and
 333 West                                  Nuveen Institutional Advisory Corp. (since
 Wacker Drive                              January 1997); prior thereto, Chairman and
 Chicago, IL                               CEO of Flagship Resources Inc. and Flagship
 60606                                     Financial Inc. and the Flagship funds.

NAME AND            POSITION AND                PRINCIPAL OCCUPATIONS
ADDRESS     AGE  OFFICES WITH TRUST             DURING PAST FIVE YEARS
--------    ---  ------------------             ----------------------
Kathleen    50  Vice President       Vice President of John Nuveen & Co.
 M.                                   Incorporated; Vice President (since June
 Flanagan                             1996) of Nuveen Advisory Corp. and Nuveen
 333 West                             Institutional Advisory Corp.
 Wacker
 Drive
 Chicago,
 IL 60606
Anna R.     51  Vice President       Vice President of John Nuveen & Co.
 Kucinskis                            Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Larry W.    46  Vice President and   Vice President (since September 1992),
 Martin          Assistant Secretary  Assistant Secretary and Assistant General
 333 West                             Counsel of John Nuveen & Co. Incorporated;
 Wacker                               Vice President (since May 1993) and
 Drive                                Assistant Secretary of Nuveen Advisory
 Chicago,                             Corp. and Nuveen Institutional Advisory
 IL 60606                             Corp.; Assistant Secretary of The John
                                      Nuveen Company (since February 1993).
O. Walter   58  Vice President and   Vice President and Controller of The John
 Renfftlen       Controller           Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker                               Nuveen Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
H. William  63  Vice President and   Vice President and Treasurer of The John
 Stabenow        Treasurer            Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker                               Nuveen Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
Gifford R.  41  Vice President and   Vice President (since September 1992),
 Zimmerman       Assistant Secretary  Assistant Secretary and Associate General
 333 West                             Counsel, previously Assistant General
 Wacker                               Counsel of John Nuveen & Co. Incorporated;
 Drive                                Vice President (since May 1993) and
 Chicago,                             Assistant Secretary of Nuveen Advisory
 IL 60606                             Corp. and Nuveen Institutional Advisory
                                      Corp.

  Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 95 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

  The other trustees of the Trust are also trustees of 8 open-end and closed-end funds advised by NIAC.

  The following table sets forth compensation estimated to be paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ending July 31, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                        AGGREGATE     AND FUND
                                                       COMPENSATION   COMPLEX
                                                         FROM THE     PAID TO
      NAME OF TRUSTEE                                     TRUST       TRUSTEES
      ---------------                                  ------------ ------------
      James E. Bacon..................................  $2,273.89     $32,000
      William L. Kissick..............................  $2,273.89     $28,000
      Thomas E. Leafstrand............................  $2,677.17     $31,600
      Sheila W. Wellington............................  $2,273.89     $28,000

  Each trustee who is not affiliated with NIAC receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC.

  As of November 12, 1997 NIAC owned all the shares of each class of the Fund with 5,000 shares outstanding (Class A, Class B, Class C, and Class R).

FUND MANAGER AND PORTFOLIO MANAGER

  Fund Manager. NIAC acts as the manager of the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NIAC's supervision, manages the Fund's investment portfolio. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund.

  NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal underwriter of the Fund's shares. Nuveen is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust, is also the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

  Sub-Adviser. Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 18 years of experience and approximately $10 billion in assets under management as of December 31, 1997. Under the Sub-Advisory Agreement, Rittenhouse is compensated by NIAC for its investment advisory services to the Fund.

  Rittenhouse provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. Rittenhouse is a wholly-owned subsidiary of The John Nuveen Company.

PORTFOLIO TRANSACTIONS

  Rittenhouse is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Rittenhouse to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, Rittenhouse considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

  Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

  In selecting brokers, Rittenhouse considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Rittenhouse determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Rittenhouse or the Fund. Rittenhouse believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to Rittenhouse under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or Rittenhouse of research services.

  Rittenhouse places each place portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Rittenhouse in servicing all of its accounts; not all of such services may be used by Rittenhouse in connection with the Fund. Rittenhouse believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Rittenhouse believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Rittenhouse seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

  Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

  As described in the Prospectus, the Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, for its initial year the Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: stock, securities and certain options, futures, or forward contracts (the "short-short test"). The Taxpayer Relief Act of 1997 (the "1997 Act") has repealed the short-short test for taxable years beginning after the date of its enactment. Third, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gains included in the shareholder's gross income. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Prior to purchasing shares in the Fund, a prospective shareholder should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

  In any taxable year of the Fund, distributions from the Fund, other than distributions which are designated as capital gains dividends will to the extent of the earnings and profits on the Fund constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for shareholders holding securities that are substantially identical to the Fund's securities. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in additional shares of the Fund.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

  The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. In particular, net capital gain, excluding net gain from property held more than one year but not more than 18 months and gain on certain other assets, is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Net capital gain that is not taxed at the maximum marginal stated tax rate of 20% (or 10%) as described in the preceding sentence, is generally subject to a maximum marginal stated tax rate of 28%. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

  In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in shares of the Fund.

  Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

  All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

  A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by the Fund on certain Equity Securities. This rule does not apply to certain corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and also does not apply for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax. The Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of the Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. To the extent dividends received by the Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to the Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Fund and its shareholders and relates only to the federal income tax status of the Fund and to tax treatment of distributions by the Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

PERFORMANCE INFORMATION

  As explained in the Prospectus, the historical investment performance of the Fund may be shown in the form of "average annual total return," and "cumulative total return" each of which will be calculated separately for each class of shares.

  The Fund may also quote its yield, distribution rate and beta in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                 ( a-b     )
                        Yield=2[ ( --- + 1 ) /6/ - 1]
                                 ( cd      )

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.25%.

  In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

  The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen unit trusts, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

  The Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

The formula for beta is given by:

    Beta = . A * B/C

  where

    A = (Xi - X), i = 1,..., N
    B = (Yi - Y), i =1,..., N
    C = . (Xi - X)/2/, i = 1,..., N
    Xi = Security Return in period i

    Yi = Market Return in period i
    X = Average of all observations Xi
    Y = Average of all observations Yi
    N = Number of observations in the measurement period

  All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

  The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period. Average annual and cumulative total returns may also be presented in advertising and sale literature without the inclusion of sales charges.

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

  The risk level for a class of shares of the Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

  THE RISK-ADJUSTED TOTAL RETURN for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

  Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indices services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

  The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

 Rittenhouse's Performance Record

  The Fund does not have any prior operating history. The table below presents annual investment returns for the Rittenhouse Blended Equity Composite between January 1, 1983 (inception) and December 31, 1997. The Rittenhouse Blended Equity Composite represents the composite performance of the 6,310 managed accounts totalling approximately $2.9 billion as of December 31, 1997 for which Rittenhouse serves as investment adviser and that have the same investment objectives and policies as the Fund.

                             ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                         -------------------------------------------------------------
                          1997   1996   1995   1994   1993  1992   1991   1990   1989
                         ------ ------ ------ ------ ------ ----- ------ ------ ------
Rittenhouse (Gross)..... 38.06% 18.97% 38.66%  2.60%  2.87% 5.66% 35.22%  1.64% 33.84%
Rittenhouse (Net)....... 36.21% 17.33% 36.82%  1.13%  1.40% 4.15% 33.41%  0.17% 32.05%
S&P 500................. 33.32% 22.95% 37.53%  1.31% 10.06% 7.61% 30.40% -3.11% 31.63%
Lipper Growth Fund
 Index.................. 28.08% 17.48% 32.65% -1.57% 11.98% 7.63% 36.33% -5.41% 27.47%

                           ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                         ----------------------------------------------------------
                           1988      1987     1986      1985      1984      1983
                         --------- -------- --------- --------- --------- ---------
Rittenhouse (Gross).....    18.90%    4.98%    23.43%    38.89%    13.40%    28.48%
Rittenhouse (Net).......    17.26%    3.47%    21.74%    37.04%    11.81%    26.73%
S&P 500.................    16.56%    5.25%    18.66%    31.73%     6.27%    22.56%
Lipper Growth Fund
 Index..................    14.13%    3.25%    15.59%    30.14%    -3.60%    21.35%

  The gross performance results of the Rittenhouse Blended Equity Composite reflect the investment performance of the composite before deduction of any investment advisory fees or other expenses. The net performance results of the Rittenhouse Blended Equity Composite reflect the deduction of the projected annual operating expenses (without waiver or reimbursement) for Class A shares of the Fund, as summarized in the Summary of Fund Expenses section of the Prospectus. Composite returns for 1997 are unaudited and subject to change. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The current Lipper Growth Fund Index reflects the average returns with dividends reinvested of the 30 largest funds in the Lipper Growth Fund Objective. Of the 947 funds in the Lipper Growth Fund Objective as of December 31, 1997, there were 820, 311 and 181 funds, respectively, with 1-, 5- and 10-year performance records, and 116 funds with records extending from composite inception on January 1, 1983 through December 31, 1997. The returns of the Lipper Growth Fund Index do not include the effect of any sales charges that an investor will incur by purchasing the funds in the Lipper Growth Fund Objective directly. There can be no assurance that the Fund's future performance will be comparable to that shown above.

  THE INFORMATION SHOWN REFLECTS THE PAST PERFORMANCE ACHIEVED BY RITTENHOUSE IN MANAGING ITS SEPARATE ACCOUNTS, AND DOES NOT REFLECT PAST PERFORMANCE OF THE FUND, WHICH HAS NO OPERATING HISTORY. PAST PERFORMANCE IS NOT PREDICTIVE OF FU-TURE RESULTS.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  Set forth is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net Asset Value per Class A Share...................................... $20.000
Per Share Sales Charge--5.25% of public offering price (5.54% of net asset value per share)................................................ $ 1.108
Per Share Offering Price to the Public................................. $21.108

  You may purchase Class B Shares without any up-front sales charge at a price equal to their net asset value, but subject to a contingent deferred sales charge ("CDSC") if you redeem shares within six years of purchase. Class B Shares are also subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class B Shares automatically convert to Class A Shares eight years after purchase.

  You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value, but subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class C Shares are subject to a contingent deferred sales charge for redemption within 12 months of purchase.

  In determining whether a CDSC is payable the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of the Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market fund shares may be subject.

  The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the original investment amount; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of the Fund.

  In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemptions to satisfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

  Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, the Class B Shares are subject to a conversion feature, as described below. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

  The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

  The Fund has special purchase programs under which certain persons may purchase Class A Shares at reduced sales charges. One such program is available to members of a "qualified group." A CDSC may apply to redemption of Class A shares purchased under these programs, although the CDSC may be waived in the circumstances described above.

  If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen at 800-621-7227.

  You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

 Waiver of Sales Charge on Class A Shares

  Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company;

  . bona fide, full-time and retired employees of Nuveen, Rittenhouse or Rittenhouse Trust Company ("RTC"), any parent company of Nuveen, and subsidiaries of those companies, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 200 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $1 million or more; or (b) execute a Letter of Intent to purchase in the aggregate $1 million or more of Fund shares. Authorized Dealers are eligible to receive a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

  For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

  In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

 Class R Share Purchase Eligibility

  Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company;

  . bona fide, full-time and retired employees of Nuveen, Rittenhouse or RTC, any parent company of Nuveen, and subsidiaries of those companies, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  In addition, purchasers of Nuveen unit trusts may reinvest their distributions from such unit trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, multi-media, electronic information sites or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

  Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Columbus Day and Veterans Day.

  The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or its designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or its designee). Orders accepted by an authorized broker (or its designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares are subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares are all subject to an annual service fee. Class R Shares are not subject to either distribution or service fees.

  The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of such Shares. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Plan is payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

  Under the Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603, have been selected as auditors for the Trust. In addition to audit services, Arthur Andersen will provide consultation and assistance on accounting, internal control, tax and related matters.

  The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

STATEMENT OF NET ASSETS

                           NUVEEN INVESTMENT TRUST II
                            STATEMENT OF NET ASSETS
                               NOVEMBER 12, 1997

                                                                      NUVEEN
                                                                    RITTENHOUSE
                                                                    GROWTH FUND
                                                                    -----------
Assets:
  Cash.............................................................  $100,000
  Deferred organization costs (note 2).............................   176,000
                                                                     --------
    Total assets...................................................   276,000
                                                                     --------
Liabilities:
  Organization costs accrued.......................................   176,000
                                                                     --------
Net assets.........................................................  $100,000
                                                                     ========
Shares outstanding (note 1):
  Class A Shares...................................................     1,250
  Class B Shares...................................................     1,250
  Class C Shares...................................................     1,250
  Class R Shares...................................................     1,250
Net asset value and redemption price per share:
  Class A, B, C and R Shares.......................................  $  20.00
                                                                     ========
Offering price per share:
  Class B, C and R Shares at net asset value.......................  $  20.00
                                                                     ========
  Class A Shares at net asset value plus maximum sales charge of
   5.25% of offering price.........................................  $  21.11
                                                                     ========

(1) THE TRUST:

  The Trust was organized as a Massachusetts business trust on June 27, 1997, and has been inactive since that date except for matters relating to its organ-ization, its registration as an open-end series investment company and the reg-istration of shares of the series designated Nuveen Rittenhouse Growth Fund (the "Fund") under the Investment Company Act of 1940, as amended, and the Se-curities Act of 1933, as amended, and the sale of the outstanding shares of the Fund to Nuveen Institutional Advisory Corp., the Trust's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company. Addi-tional series may be added in the future. The Fund is permitted to issue shares at a price equal to net asset value for its authorized Class B, Class C, and Class R Shares and at a price equal to net asset value plus varying sales charges for its authorized Class A Shares.

(2) DEFERRED ORGANIZATION COSTS:

  The Trust expects to incur approximately $176,000 in organization costs. These costs will be amortized by the Fund over a 60-month period beginning with the commencement of Trust operations.

  The Adviser, the Trust's initial shareholder, has agreed that if any of the initial shares are redeemed during the first 60 months of the Trust's opera-tions by any holder thereof, the proceeds of redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of re-demption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the to-tal number of original shares outstanding at the time of redemption.

(3) RELATED PARTIES:

  The Adviser will act as investment adviser for and manage the investment and reinvestment of the assets of the Fund and will administer its business af-fairs. For these services the Fund has agreed to pay an annual management fee as described in the Fund's Prospectus. The Adviser has entered into a Sub-Advi-sory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), an-other wholly owned subsidiary of The John Nuveen Company, under which Ritten-house manages the Fund's investment portfolio.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder and Board of Trustees of Nuveen Investment Trust II

  We have audited the accompanying statement of net assets of Nuveen Investment Trust II (a Massachusetts business trust) comprising the Nuveen Rittenhouse Growth Fund as of November 12, 1997. The statement of net assets is the responsibility of Nuveen Investment Trust II's management. Our responsibility is to express an opinion on the statement of net assets based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of cash held by the custodian as of November 12, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the net assets of the Fund constituting the Nuveen Investment Trust II as of November 12, 1997, in conformity with generally accepted accounting principles.


                                         ARTHUR ANDERSEN LLP

Chicago, Illinois
November 12, 1997

APPENDIX A--RATINGS OF INVESTMENTS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorgani- zation, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

     Debt rated "AAA' has the highest rating assigned by S&P. Capacity to AAA pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

  Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
     Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-' rating.

     Debt rated "B' has a greater vulnerability to default but currently
B has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR
     Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     This designation indicates that the degree of safety regarding timely A-1 payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  VALUE LINE--FINANCIAL STRENGTH RATING (A++, A+, A, B++, B+, B, C++, C+, C)-- The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast majority of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rating of C+ is well below average, and C is reserved for companies with very serious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and senior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                              LONG-TERM DEBT

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks ap-pear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Con( . . . )

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                                COMMERCIAL PAPER

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

  DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                              LONG-TERM DEBT

  These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

RATING
SCALE   DEFINITION
------  ----------------------------------------------------------------------------------------------------
AAA     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free
        U.S. Treasury debt.
AA+     High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time
AA      to
AA-     time because of economic conditions.
A+      Protection factors are average but adequate. However, risk factors are more variable and greater in
A       periods of economic stress.
A-
BBB+    Below average protection factors but still considered sufficient for prudent investment.
BBB     Considerable
BBB-    variability in risk during economic cycles.
BB+     Below investment grade but deemed likely to meet obligations when due. Present or prospective
BB      financial protection factors fluctuate according to industry conditions or company fortunes.
BB-     Overall quality may move up or down frequently within this category.
B+      Below investment grade and possessing risk that obligations will not be met when due. Financial
BB-     protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                            SHORT-TERM DEBT RATINGS

  Duff & Phelps short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of "1+' (one plus) and "1-' (one minus) to assist investors in recognizing those differences.

  These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

RATING SCALE:
            DEFINITION

            HIGH GRADE
            Highest certainty of timely payment. Short-term liquidity, includ-
D-1+ ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            SATISFACTORY GRADE
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            NON-INVESTMENT GRADE
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            DEFAULT
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

  FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch Investors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                              LONG-TERM DEBT

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Bonds considered to be investment grade and of the highest credit
AAA quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC
     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
     Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their
AND Dultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are F-1+ regarded as having the strongest degree of assurance for timely pay-
     ment.

F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

     DEFAULT Issues assigned this rating are in actual or imminent payment default.

D
LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.
                                                                    EAI-RIT-1.98
                                      A-9